UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2016
   _____________________
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2016, Air Transport Services Group, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”), with its largest shareholder, Red Mountain Partners, L.P., a fund that is affiliated with Red Mountain Capital Partners, LLC (“Red Mountain”), for the purchase of 3,825,554 shares of the common stock, par value $0.01, of the Company (the “Common Stock”) for an aggregate purchase price of $50,000,000.00 (the “Share Repurchase”).

The Share Repurchase, which was approved by the Board of Directors of the Company after the close of the market on June 21, 2016, was negotiated based on the closing price of the Common Stock on June 20, 2016. The price per share of the Common Stock for the Share Repurchase is $13.07, which represents a discount of 2.5% and 6.2%, respectively, from the volume-weighted average prices of $13.41 for the 10 trading days and $13.93 for the 60 trading days prior to the closing price on June 20, 2016. The Company’s Common Stock closed at a price of $13.17 per share on June 21, 2016. The consummation of the transactions contemplated by the Securities Purchase Agreement is expected to occur on July 5, 2016, except to the extent otherwise provided in the Securities Purchase Agreement.

Red Mountain Partners, L.P. has been a shareholder of the Company since 2006 and will continue to hold approximately 11% of the Company’s Common Stock outstanding following the transaction. J. Christopher Teets, a partner of Red Mountain, has been a director of the Company since February 2009 and is the Chairman of the Compensation Committee and a member of the Nominating and Governance Committee. Red Mountain and the Company are parties to a Confidentiality and Standstill Agreement, dated February 2, 2009, which was subsequently amended pursuant to a First Amendment to Confidentiality and Standstill Agreement, dated June 11, 2012, copies of which are attached as an exhibit to the Company’s Form 8-K filed on June 18, 2012.

The description of the Securities Purchase Agreement contained herein is qualified in its entirety by reference to the full text of the Securities Purchase Agreement filed herewith as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of June 21, 2016, by and between Red Mountain Capital Partners, L.P. and Air Transport Services Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	June 27, 2016